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Semi-Annual Report
September 30, 2001

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CMA Arizona
Municipal Money Fund

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www.mlim.ml.com

TO OUR SHAREHOLDERS:
================================================================================

For the six-month period ended September 30, 2001, CMA Arizona Municipal Money Fund paid shareholders a net annualized yield of 2.21%.* As of September 30, 2001, the Fund's 7-day yield was 1.74%.

Economic Environment

Arizona's economy slowed significantly during the six months ended September 30, 2001, mainly as a result of recent trends in Phoenix, which comprise about 78% of the state's gross domestic product. Moreover, growth weakened in nearly all industries as high-technology manufacturers such as aerospace, communications and semiconductors were hit by slackening demand and oversupply. Consequently, major chip manufacturers such as ON Semiconductor Corp. and Motorola, Inc., which are located in Phoenix, announced significant job cuts. This weakness also spread to service industries such as business services, call centers and back-office operations, resulting in staff reductions. These industries have lost a net 16,000 jobs since December 2000, more than four times the number lost in manufacturing. However, despite the significant downturn in employment growth, Arizona remains above the national average.

Arizona is set to become a major energy producer in the coming months. The state has nearly 20 new power plants on the drawing board, with the West Phoenix and Casa Grande plants starting operations recently. Two more plants are expected to open immediately, generating enough power for one million households. This supply of energy is expected to drive investment and growth in the state for years to come. Despite the current economic slowdown, the state's residential real estate market is relatively healthy. Nevertheless, risks are rising for office and industrial space in Phoenix and Tucson where vacancy rates are increasing. In addition, multi-family housing construction is also showing some weakness as permits are running more than 4% below a year ago. However, single-family construction remains sound and shows little sign of easing. Going forward, Arizona's economy is expected to remain an above-average performer. Most importantly, the economy is well-positioned to take advantage of the emerging information boom with its large and diversified base of high-technology industries. The state's product mix is also well-suited to match demand in Mexico and the Pacific Rim.

Investment Strategy

CMA Arizona Municipal Money Fund began the six-month period ended September 30, 2001 in pursuit of a more bullish stance given the sustained weakness of the US economy. For the first half of the period, evidence that the domestic economy was weaker than expected forced the Federal Reserve Board to aggressively continue to ease monetary policy. For example, at an intermeeting move on April 18, 2001, the Federal Reserve Board, which had already lowered interest rates 150 basis points (1.50%), cut the Federal Funds rate by another 50 basis points. However, in contrast to the previous six months, the traditional increase in short-term tax-exempt issuance provided some attractive opportunities to work toward our desired position. Consequently, the bulk of our purchases were completed early in the period as expectations of further interest rate cuts remained high. For the six-month period ended September 30, 2001, Arizona's short-term tax-exempt issuance totaled $98.5 million, a significant increase compared to the $15.2 million issued in the previous six months. On May 15, 2001, the Federal Reserve Board once again lowered the Federal Funds rate by 50 basis points, as a result of an ongoing weakness in economic indicators such as nonfarm payrolls and initial jobless claims. During this time, we continued to seek out prudent opportunities to maintain a more bullish stance for the Fund.

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

================================================================================

Although weakness persisted into the second half of the period, the tone of economic data began to suggest that the US economy might be hitting bottom. This was reflected in the Federal Reserve Board's decision to scale back cuts in the Federal Funds rate to 25 basis points at both the June 27 and August 21, 2001 meetings. Given that the Federal Reserve Board significantly lowered interest rates, we believed that a majority of the easing was completed. Consequently, we did not anticipate to remain as aggressive in lieu of the economic recovery expected early in the first quarter of 2002. However, on September 11, 2001, the US economy and financial markets were dealt a tremendous blow as a result of terrorist attacks on the World Trade Center and the Pentagon. In fact, during the last two weeks of the period ended September 30, 2001, the Dow Jones Industrial Average and NASDAQ Composite Index declined 8% and 11.5%, respectively. Going forward, we believe that these events will both deepen and prolong the current economic slowdown. Therefore, we will look to maintain a relatively bullish stance, while continuing to monitor all factors affecting the marketplace.

In Conclusion

We thank you for your support of the CMA Arizona Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Darrin J. SanFillippo

Darrin J. SanFillippo
Vice President and Portfolio Manager

October 24, 2001

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The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.
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2
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THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11TH
================================================================================

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans--across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics--economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.

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CMA ARIZONA MUNICIPAL MONEY FUND
PROXY RESULTS
================================================================================

During the six-month period ended September 30, 2001, CMA Arizona Municipal Money Fund's shareholders voted on the following proposals. Proposals 1, 2 and 3 were approved at a shareholders' meeting on September 20, 2001. With respect to proposal 4, the proposal was adjourned until the next shareholder meeting on October 18, 2001. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------
                                                                          Shares Voted      Shares Withheld
                                                                               For            From Voting
----------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board             Terry K. Glenn                    235,836,971         1,405,335
   of Trustees:                          Ronald W. Forbes                  236,233,435         1,008,871
                                         Cynthia A. Montgomery             235,982,621         1,259,685
                                         Charles C. Reilly                 236,095,781         1,146,525
                                         Kevin A. Ryan                     236,079,952         1,162,354
                                         Roscoe S. Suddarth                235,931,716         1,310,590
                                         Richard R. West                   236,300,316           941,990
                                         Edward D. Zinbarg                 236,217,606         1,024,700
----------------------------------------------------------------------------------------------------------------
                                                                    Shares Voted    Shares Voted    Shares Voted
                                                                         For           Against         Abstain
----------------------------------------------------------------------------------------------------------------
2. To approve to convert the Fund to a "master/feeder" structure.    224,590,226      5,874,993       6,777,087
----------------------------------------------------------------------------------------------------------------
3. To approve to divide the Fund's shares into additional classes.   224,218,672      6,328,626       6,695,008
----------------------------------------------------------------------------------------------------------------
4. To change the Fund's investment restrictions.                       Adjourned      Adjourned       Adjourned
----------------------------------------------------------------------------------------------------------------

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CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001                  (IN THOUSANDS)
================================================================================

                  Face
State            Amount                           Issue                                                           Value
------------------------------------------------------------------------------------------------------------------------
Arizona--97.4%  $ 2,100   Apache County, Arizona, IDA, IDR (Tucson Electric Power--Springerville),
                          VRDN, 2.30% due 12/01/2020 (a) ......................................................  $ 2,100
                          Arizona Educational Loan Marketing Corporation, Educational Loan
                          Revenue Bonds, VRDN, AMT, Series A (a):
                  4,900       2.35% due 3/01/2015 (c) .........................................................    4,900
                  7,000       2.30% due 12/01/2020 ............................................................    7,000
                  2,400   Arizona Health Facilities Authority, Hospital System Revenue Bonds
                          (Northern Arizona Healthcare), Series B, VRDN, 2.25% due
                          10/01/2026 (a)(c) ...................................................................    2,400
                          Arizona Health Facilities Authority Revenue Bonds, VRDN (a):
                 12,300       (Arizona Healthcare Pooled Finance), Series A, 2.45% due 6/01/2030 ..............   12,300
                  1,675       (Arizona Volunteer Hospital Federation), Series A, 2.25% due 10/01/2015 (d) .....    1,675
                    385       (Arizona Volunteer Hospital Federation), Series B, 2.25% due 10/01/2015 (d) .....      385
                  2,500   Arizona School District, TAN, COP (Financing Program), 3.25% due 7/31/2002 ..........    2,514
                  1,800   Arizona State Transportation Board, Excise Tax Revenue Refunding Bonds
                          (Maricopa County Regional Area), Series B, 6% due 7/01/2002 (b) .....................    1,844
                          Casa Grande, Arizona, IDA, M/F, Housing Revenue Refunding Bonds, VRDN,
                          Series A (a):
                  2,010       (Center Park Apartments Project), 2.30% due 6/15/2031 ...........................    2,010
                  2,685       (Quail Gardens Apartments Project), 2.30% due 6/15/2031 .........................    2,685
                  1,560   Chandler, Arizona, IDA, IDR (Red Rock Stamping Company Project), VRDN,
                          AMT, 2.50% due 2/01/2020 (a) ........................................................    1,560
                 10,400   Cochise County, Arizona, Pollution Control Corporation, Solid Waste
                          Disposal Revenue Bonds (Arizona Electric Power Co-Operative Inc. Project),
                          VRDN, AMT, 2.60% due 3/01/2002 (a) ..................................................   10,400
                  2,275   Coconino County, Arizona, Flagstaff Unified School District Number 001,
                          GO, Refunding, 5.50% due 7/01/2002 (e) ..............................................    2,322
                          Coconino County, Arizona, Pollution Control Corporation Revenue Bonds,
                          VRDN, AMT (a):
                 12,000       (Arizona Public Service Co.-- Navajo Project), Series A, 2.25% due 10/01/2029 ...   12,000
                  5,370       (Arizona Public Service Co. Project), 2.65% due 11/01/2033 ......................    5,370
                  1,850   Flagstaff, Arizona, IDA, IDR (Joy Cone Company Project), VRDN, AMT,
                          2.60% due 4/01/2019 (a) .............................................................    1,850
                  5,500   Maricopa County, Arizona, IDA, IDR (Trans-Matic Manufacturing
                          Production Project), VRDN, AMT, 2.50% due 10/01/2026 (a) ............................    5,500
                          Maricopa County, Arizona, IDA, M/F Housing Revenue Refunding Bonds, VRDN,
                          AMT, Series A (a):
                  2,540       (Las Gardenias Apartments LP Project), 2.50% due 4/15/2033 ......................    2,540
                  5,000       (Villas Solanas Apartments), 2.50% due 11/15/2032 ...............................    5,000

================================================================================
Portfolio Abbreviations for CMA Arizona Municipal Money Fund

AMT      Alternative Minimum Tax (subject to)
BAN      Bond Anticipation Notes
COP      Certificates of Participation
CP       Commercial Paper
FLOATS   Floating Rate Securities
GO       General Obligation Bonds
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
S/F      Single-Family
TAN      Tax Anticipation Notes
VRDN     Variable Rate Demand Notes

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CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 (CONTINUED)      (IN THOUSANDS)
================================================================================

               Face
State         Amount                                   Issue                                                    Value
----------------------------------------------------------------------------------------------------------------------
Arizona      $ 7,000   Maricopa County, Arizona, IDA, S/F Mortgage Revenue Bonds, AMT, Series 1E,
(continued)            2.75% due 2/28/2002 ..................................................................  $ 7,000
                       Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding
                       (Arizona Public Service Company), VRDN (a):
                 300       Series E, 2.70% due 5/01/2029 ....................................................      300
               2,200       Series F, 2.70% due 5/01/2029 ....................................................    2,200
               3,000   Maricopa County, Arizona, Unified School District Number 93, School
                       Improvement, GO (Cave Creek), Series A, 3.40% due 7/01/2002 (e) ......................    3,018
               4,500   Phoenix, Arizona, Civic Improvement Corporation, Excise Tax Revenue
                       Bonds (Apartment Improvements), Subordinated, VRDN, AMT,
                       2.30% due 6/01/2020 (a) ..............................................................    4,500
               4,963   Phoenix, Arizona, Civic Improvement Corporation, Water System Revenue
                       Bonds, VRDN, FLOATS, Series 505, 2.36% due 7/01/2011 (a) .............................    4,963
               3,000   Phoenix, Arizona, GO, Refunding, Series C, 6.375% due 7/01/2002 ......................    3,082
                       Phoenix, Arizona, IDA, M/F Housing Revenue Bonds, VRDN (a):
               1,000       (Bell Square Apartments Project), 2.35% due 6/01/2025 ............................    1,000
               8,420       (Mariners Pointe Apartments Project), AMT, Series A, 2.45% due 10/01/2023 ........    8,420
                       Phoenix, Arizona, IDA, M/F Housing Revenue Refunding Bonds, VRDN (a):
               6,750       (Copper Palms Apartments Project), 2.20% due 2/01/2030 ...........................    6,750
               4,260       (Del Mar Terrace Apartments Project), Series A, 2.25% due 10/01/2029 .............    4,260
               6,195       (Lynwood Apartments Project), 2.30% due 10/01/2025 ...............................    6,195
               4,000       (Paradise Lakes Apartments Project), 2.35% due 7/01/2025 .........................    4,000
               2,365   Phoenix, Arizona, IDA, Revenue Bonds (Laich Industries Corp. Project), VRDN,
                       AMT, 2.50% due 9/01/2016 (a) .........................................................    2,365
               2,500   Phoenix, Arizona, IDA, Revenue Refunding Bonds (VAW of America Inc.), VRDN,
                       AMT, 2.45% due 2/01/2012 (a) .........................................................    2,500
               9,000   Phoenix, Arizona, IDA, S/F Mortgage Revenue Bonds, AMT, Series 1D,
                       2.75% due 2/28/2002 ..................................................................    9,000
               7,500   Phoenix, Arizona, Water System Revenue Bonds, BAN, CP, 2.80% due 12/03/2001 ..........    7,500
               1,500   Pima County, Arizona, IDA, IDR, Refunding (Brush Wellman Inc. Project), VRDN,
                       2.40% due 9/01/2009 (a) ..............................................................    1,500
                       Pima County, Arizona, IDA, M/F Housing Revenue Refunding Bonds, VRDN (a):
               6,790       (Eastside Place Apartments), 2.30% due 2/15/2031 .................................    6,790
               5,000       (La Cholla Apartments Project), 2.40% due 12/01/2025 .............................    5,000
               3,235   Pima County, Arizona, IDA, S/F Mortgage Revenue Bonds (Mortgage Backed
                       Securities Program), AMT, Series 1D, 2.65% due 5/01/2002 .............................    3,235
               4,400   Pima County, IDA, Revenue Bonds (Tohono Chul Ok Project), VRDN,
                       2.43% due 8/01/2036 (a) ..............................................................    4,400
               3,000   Salt River Project, Arizona, Agricultural Improvement and Power District, COP,
                       CP, Series B, 2.50% due 10/01/2001 ...................................................    3,000
               1,000   Salt River Project, Arizona, Agricultural Improvement and Power District,
                       Electric System Revenue Refunding Bonds (Salt River Project), Series B,
                       4.65% due 1/01/2002 ..................................................................    1,004
               7,600   Salt River Project Arizona, CP, 2.55% due 1/17/2002 ..................................    7,600
               6,600   Tempe, Arizona, Excise Tax Revenue Bonds, VRDN, 2.65% due 7/01/2023 (a) ..............    6,600
               5,265   Tucson and Pima Counties, Arizona, IDA, S/F Mortgage Revenue Bonds
                       (Mortgage Backed Securities Program), AMT, Series C1, 2.70% due 7/15/2002 ............    5,265

--------------------------------------------------------------------------------
CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 (CONCLUDED)      (IN THOUSANDS)
================================================================================

               Face
State         Amount                                   Issue                                                        Value
--------------------------------------------------------------------------------------------------------------------------
Arizona            $ 1,000   Tucson, Arizona, Airport Authority Inc., Special Revenue Bonds (LearJet Inc.),
(concluded)                  VRDN, AMT, Series A, 2.45% due 9/01/2028 (a) .....................................   $  1,000
                     2,410   Tucson, Arizona, IDA, IDR (Fluoresco Old Nogales Project), VRDN, AMT,
                             2.55% due 8/01/2025 (a) ..........................................................      2,410
                     3,930   Tucson, Arizona, IDA, Revenue Bonds (United Way Capital Corporation Project),
                             VRDN, 2.47% due 6/01/2021 (a) ....................................................      3,930
                     3,725   Yuma, Arizona, IDA, M/F Housing Revenue Refunding Bonds (El Encanto
                             Apartments), VRDN, Series A, 2.30% due 11/01/2008 (a) ............................      3,725
                     2,000   Yuma County, Arizona, IDA, IDR (Meadowcraft Inc. Project), VRDN, AMT,
                             2.45% due 11/01/2012 (a) .........................................................      2,000
--------------------------------------------------------------------------------------------------------------------------
Puerto Rico--2.2%    5,000   Government Development Bank, Puerto Rico, CP, 2.65% due 10/31/2001 ...............      5,000
--------------------------------------------------------------------------------------------------------------------------
                             Total Investments (Cost--$225,867*)--99.6% .......................................    225,867
                             Other Assets Less Liabilities--0.4% ..............................................        948
                                                                                                                  --------
                             Net Assets--100.0% ...............................................................   $226,815
                                                                                                                  ========
==========================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates.
      The interest rate shown is the rate in effect at September 30, 2001.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d)   FGIC Insured.
(e)   FSA Insured.
  *   Cost for Federal income tax purposes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2001
================================================================================

Assets:
Investments, at value (identified cost--$225,867,138) ..................                         $ 225,867,138
Cash ...................................................................                                57,389
Interest receivable ....................................................                               858,931
Prepaid registration fees and other assets .............................                               209,595
                                                                                                 -------------
Total assets ...........................................................                           226,993,053
                                                                                                 -------------
Liabilities:
Payables:
  Investment adviser ...................................................      $      89,459
  Distributor ..........................................................             55,401            144,860
                                                                              -------------
Accrued expenses and other liabilities .................................                                33,054
                                                                                                 -------------
Total liabilities ......................................................                               177,914
                                                                                                 -------------
Net Assets .............................................................                         $ 226,815,139
                                                                                                 =============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of
shares authorized ......................................................                         $  22,689,827
Paid-in capital in excess of par .......................................                           204,208,382
Accumulated realized capital losses--net ...............................                               (83,070)
                                                                                                 -------------
Net Assets--Equivalent to $1.00 per share based on 226,898,274 shares of
beneficial interest outstanding ........................................                         $ 226,815,139
                                                                                                 =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
================================================================================

Investment Income:
Interest and amortization of premium earned ............................                         $   3,569,276
Expenses:
Investment advisory fees ...............................................      $     600,498
Distribution fees ......................................................            149,562
Professional fees ......................................................             27,924
Accounting services ....................................................             21,864
Custodian fees .........................................................             11,274
Transfer agent fees ....................................................             10,680
Registration fees ......................................................             10,413
Printing and shareholder reports .......................................              8,999
Pricing fees ...........................................................              3,049
Trustees' fees and expenses ............................................                869
Other ..................................................................              4,129
                                                                              -------------
Total expenses .........................................................                               849,261
                                                                                                 -------------
Investment income--net .................................................                             2,720,015
                                                                                                 -------------
Net Increase in Net Assets Resulting from Operations ...................                         $   2,720,015
                                                                                                 =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                                                For the Six              For the
                                                                                                Months Ended           Year Ended
                                                                                                September 30,           March 31,
Increase (Decrease) in Net Assets:                                                                  2001                   2001
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net .................................................................        $   2,720,015         $   7,376,464
Realized loss on investments--net ......................................................                   --               (25,753)
                                                                                                -------------         -------------
Net increase in net assets resulting from operations ...................................            2,720,015             7,350,711
                                                                                                -------------         -------------
Dividends to Shareholders:
Dividends to shareholders from investment income--net ..................................           (2,720,015)           (7,376,464)
                                                                                                -------------         -------------
Beneficial Interest Transactions:
Net proceeds from sale of shares .......................................................          483,052,190           839,687,518
Value of shares issued to shareholders in reinvestment of dividends ....................            2,720,002             7,376,520
                                                                                                -------------         -------------
                                                                                                  485,772,192           847,064,038
Cost of shares redeemed ................................................................         (507,836,783)         (825,368,330)
                                                                                                -------------         -------------
Net increase (decrease) in net assets derived from beneficial interest transactions ....          (22,064,591)           21,695,708
                                                                                                -------------         -------------
Net Assets:
Total increase (decrease) in net assets ................................................          (22,064,591)           21,669,955
Beginning of period ....................................................................          248,879,730           227,209,775
                                                                                                -------------         -------------
End of period ..........................................................................        $ 226,815,139         $ 248,879,730
                                                                                                =============         =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA ARIZONA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
================================================================================

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended              For the Year Ended March 31,
                                                             September 30,   --------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2001         2001        2000         1999        1998
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .....................     $    1.00     $    1.00     $    1.00     $    1.00    $    1.00
                                                               ---------     ---------     ---------     ---------    ---------
Investment income--net ...................................           .01           .03           .03           .03          .03
Realized gain (loss) on investments--net .................            --            --+           --+           --+          --+
                                                               ---------     ---------     ---------     ---------    ---------
Total from investment operations .........................           .01           .03           .03           .03          .03
                                                               ---------     ---------     ---------     ---------    ---------
Less dividends from investment income--net ...............          (.01)         (.03)         (.03)         (.03)        (.03)
                                                               ---------     ---------     ---------     ---------    ---------
Net asset value, end of period ...........................     $    1.00     $    1.00     $    1.00     $    1.00    $    1.00
                                                               =========     =========     =========     =========    =========
Total Investment Return ..................................          2.21%*        3.37%         2.80%         2.73%        3.05%
                                                               =========     =========     =========     =========    =========
Ratios to Average Net Assets:
Expenses .................................................           .71%*         .74%          .71%          .73%         .74%
                                                               =========     =========     =========     =========    =========
Investment income--net ...................................          2.26%*        3.31%         2.76%         2.69%        2.99%
                                                               =========     =========     =========     =========    =========
Supplemental Data:
Net assets, end of period (in thousands) .................     $ 226,815     $ 248,880     $ 227,210     $ 214,018    $ 213,277
                                                               =========     =========     =========     =========    =========

*     Annualized.
+     Amount is less than $.01 per share.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA ARIZONA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS
================================================================================

1. Significant Accounting Policies:

CMA Arizona Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following


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CMA ARIZONA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
================================================================================

annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2001, the Fund reimbursed FAM $2,705 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 2001, the Fund had a net capital loss carryforward of approximately $83,000, of which $6,000 expires in 2004, $30,000 expires in 2005, $6,000 expires in 2006, $5,000 expires in 2007, $10,000 expires in 2008 and $26,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


10
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CMA ARIZONA MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES
================================================================================

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and
   Treasurer
Phillip S. Gillespie--Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
      262-4636].


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This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Arizona
Municipal Money Fund
Box 9011
Princeton, NJ
08543-9011

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